As filed with the Securities and Exchange
                        Commission on January 16, 2002.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _______________________

                        POST EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM SB-2

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             _______________________

                                BRIGHTCUBE, INC.
                 (Name of Small Business Issuer in Its Charter)

       NEVADA                         7372                      87-0431036
   ---------------                ------------              --------------------
(State or Jurisdiction     (Primary Standard Industrial      (I.R.S. Employer
of Incorporation           Classification Code Number)       Identification No.)
or Organization)

                                240 Center Street
                          El Segundo, California 90245
                                 (310) 535-4555

          (Address and Telephone Number of Principal Executive Offices)

                                240 Center Street
                          El Segundo, California 90245
(Address of Principal Place of Business or Intended Principal Place of Business)

                                   Eric Howard
                             Chief Financial Officer
                                BRIGHTCUBE, INC.
                                240 Center Street
                          El Segundo, California 90245
                                 (310) 535-4555
            (Name, Address and Telephone Number of Agent for Service)

                                    Copy to:

                             Gregory J. Rubis, Esq.
                         Manatt, Phelps, & Phillips, LLP
                         1001 Page Mill Road, Building 2
                          Palo Alto, California, 94304
                                 (650) 812-1300

Approximate Date of Proposed Sale to Public: As soon as practicable after this Registration Statement becomes effective.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

 If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

ITEM     27.     EXHIBITS

The following exhibits are filed with this Registration Statement; documents incorporated by reference from filings made prior to December 2000 were filed by Photoloft.com, the predecessor of BrightCube, Inc.:

2.1 Agreement and Plan of Reorganization dated as of February 16, 1999 by and among Data Growth, Inc. Gary B. Peterson and the Registrant (Incorporated By Reference to Exhibit 2.1 of the Registrant's Registration Statement on Form 10-SB first filed on July 13, 1999 (File No. 000-26693), subsequently amended (the "Form 10-SB)).

2.2 Asset Purchase Agreement dated as of November 9, 2001 by and among BrightCube, Inc. and Canon U.S.A., Inc. (Incorporated by reference to
          Exhibit 2.2 of the Form 8-K filed on November 28, 2001).

3(i).1 Articles of Incorporation of the Registrant, (Incorporated by reference to Exhibit 3.1 of the Form 10 SB).


3(i).2 Certificate of Amendment to the Articles of Incorporation of the Registrant (Incorporated by Reference to Exhibit 3.2 of the Form 10-SB).

3(i).3    Additional amendments to Articles of Incorporation.

3(ii)     By-Laws of Registrant.

3(i).4 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Registrant (Incorporated by Reference to Exhibit 3.4 of the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1999).

3(i).5 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Registrant (Incorporated by Reference to Exhibit 3.5 of the Form 8-K filed June 23, 2000).

4.1 Form of Voting Agreement, dated as of June 8, 2000, by and between the Registrant and certain shareholders (Incorporated by Reference to Exhibit 4.3 of the Form 8-K filed on June 23, 2000).

5         Opinion of Manatt, Phelps, & Phillip, LLP

10.1 Engagement letter dated October 24, 1997 between Gary Kremen and the Registrant (Incorporated by Reference to Exhibit 10.9 of the Form 10-SB).

10.2 Distribution Agreement dated March, 1998 by and between Kuni Research International Corporation and the Registrant (Incorporated by Reference to Exhibit 10.11 of the Form 10-SB).

10.3 Lease Agreement dated July 8, 1998 by and between The Manufacturer's Life Insurance Company, (U.S.A.) Company, Ltd., and the Registrant (Incorporated by Reference to Exhibit 10.12 of the Form 10-SB).

10.4 Sublease Agreement dated September 1, 1998 by and between Surefire Verification, Inc. and the Registrant (Incorporated by Reference to
          Exhibit 10.14 of the Form  10-SB).

10.5 Amendment to an Agreement with Infomedia, dated January 15, 1999 (Incorporated by Reference to Exhibit 10.16 of the Form 10-SB).

10.6 Sublease Agreement dated February 1, 1999 by and between Summit Microelectronics and the Registrant (Incorporated by Reference to Exhibit 10.17 of the Form 10-SB).

10.7 Amendment No. 1 to Consulting Services Agreement, dated February 9, 1999 by and between Hewlett-Packard Company and the Registrant (Incorporated by Reference to Exhibit 10.18 of the Form 10-SB).

10.8 Letter Agreement, dated February 10, 1999 by and between Bay Tree Capital Associates, LLC and the Registrant (Incorporated by Reference to Exhibit 10.19 of the Form 10-SB).

10.9 Employment Agreement dated March 15, 2000 by and between Mr. Jack Marshall, Chris McConn, Kay Wolf Jones and Brian Dowd the Registrant. (Incorporated by Reference to Exhibit 10.2, 10.3, and 10.1 of the Form 10QSB filed May 15, 2000).

10.10 1999 Stock Option Plan of the Registrant (Incorporated by Reference to Exhibit 10.21 of the Form 10-SB).

10.11 Form of Stock Option Agreement issued under the 1999 Stock Option Plan of the Registrant (Incorporated by Reference to Exhibit 10.22 of the Form 10-SB).

10.12 Stock Option Agreement dated July 1, 1999 by and between Chris McConn and the Registrant (Incorporated by Reference to Exhibit 10.23 of the Form 10-SB).

10.13 Stock Option Agreement dated July 1, 1999 by and between Jack Marshall and the Registrant (Incorporated by Reference to Exhibit
          10.24 of the Form 10-SB).

10.14 Internet Services and Co-Location Agreement, dated March 15, 1999 by and between AboveNet Communications, Inc. and the Registrant (Incorporated by Reference to Exhibit 10.27 of the Form 10-SB).

10.15 Representation Agreement, dated April 26, 1999, by and between ADSmart Network and the Registrant (Incorporated by Reference to
          Exhibit 10.29 of the Form 10-SB).

10.16 Agreement, dated July 31, 1998, by and between Digital Equipment Corporation and the Registrant (Incorporated by Reference to Exhibit
          10.32 of the Form 10-SB).

10.17 Consulting Services Agreement, dated October 22, 1998 by and between Hewlett-Packard Company and the Registrant (Incorporated by Reference to Exhibit 10.33 of the Form 10-SB).

10.18 Loan and Security Agreement, dated September 27, 1999 by and between Aerofund Financial, Inc. and the Registrant (Incorporated by Reference to Exhibit 10.34 of the Form 10-SB).

10.19 Subscription Agreement, dated December 1999, by and between John C. Marshall, Martha Ann Marshall and the Registrant (Incorporated by
          Reference  to  Exhibit  10.35  of  the  Form  10-SB).

10.20 Warrant Agreement dated December 1999, by and between John C. Marshall, Martha Ann Marshall and the Registrant (Incorporated by Reference to Exhibit 10.36 of the Form 10-SB).

10.21 Subscription Agreement, dated December 1999, by and between Barbara Marshall and the Registrant (Incorporated by Reference to Exhibit
          10.37 of the Form 10-SB).

10.22 Warrant Agreement dated December 1999, by and between Barbara Marshall and the Registrant (Incorporated by Reference to Exhibit
          10.38 of the Form 10-SB).

10.23 Subscription Agreement, dated December 1999, by and between Lisa Marshall, Don Welsh and the Registrant (Incorporated by Reference to
          Exhibit 10.39 of the Form 10-SB).

10.24 Warrant Agreement dated December 1999, by and between Lisa Marshall, Don Welsh and the Registrant (Incorporated by Reference to Exhibit
          10.40 of the Form 10-SB).

10.25 Stock Option Agreement dated December 1999, by and between Lisa Marshall, Don Welsh and the Registrant (Incorporated by Reference to
          Exhibit 10.41 of the Form 10-SB).

10.26 Securities Purchase Agreement dated March 3, 2000 by and between the purchasers of the Registrant's Series A Convertible Preferred Stock and the Registrant (Incorporated by Reference to Exhibit 10.26 of the Form 10-KSB for the year ended December 31, 1999).

10.27 Registration Rights Agreement dated March 3, 2000 by and between the purchasers of the Registrant's Series A Convertible Preferred Stock and the Registrant (Incorporated by Reference to Exhibit 10.27 of the Form 10-KSB for the year ended December 31, 1999).

10.28 Placement Agency Agreement dated March 3, 2000 by and between May Davis Group, Inc. and the Registrant (Incorporated by Reference to
          Exhibit 10.28 of the Form 10-KSB for the year ended December 31,
          1999).

10.29 Form of Warrant Agreement to Purchase Common Stock issued to May Davis Group, Inc. as of March 3, 2000 (Incorporated by Reference to
          Exhibit 10.29 of the Form 10-KSB for the year ended December 31,
          1999).

10.30 Financial Management Support Services Agreement dated November 29, 1999 by and between Asher Investment Group, Inc. and the Registrant 2000 (Incorporated by Reference to Exhibit 10.30 of the Form 10-KSB for the year ended December 31, 1999).

10.31 Stock Purchase Agreement, dated as of April 18, 2000, by and between the Registrant and Intellect Capital Group, LLC shareholders (Incorporated by Reference to Exhibit 10.31 of the Form 8-K filed June 23, 2000).

10.32 Registration Rights Agreement, dated June 8, 2000, by and between the Registrant and Intellect Capital Group, LLC shareholders (Incorporated by Reference to Exhibit 10.32 of the Form 8-K filed June 23, 2000).

10.33 Loan and Security Agreement, dated May 18, 2000, by and between the Registrant and Intellect Capital Group, LLC shareholders (Incorporated by Reference to Exhibit 10.33 of the Form 8-K filed June 23, 2000).

10.34 Promissory Note, dated May 18, 2000, by the Registrant in favor of Intellect Capital Group, LLC shareholders (Incorporated by Reference to Exhibit 10.34 of the Form 8-K filed June 23, 2000).

10.35 Side Letter, dated May 22, 2000, by and between the Registrant and Intellect Capital Group, LLC shareholders (Incorporated by Reference to Exhibit 10.35 of the Form 8-K filed June 23, 2000).

10.36 Form of Shareholder Agreement, dated June 8, 2000, by and among Registrant and certain shareholders (Incorporated by Reference to Exhibit 10.36 of the Form 8-K filed June 23, 2000).

10.37     2001 Equity Incentive Plan*

10.38 Loan and Security Agreement, dated July 16, 2001 by and between Intellect Capital group, LLC and registrant (Incorporated by Reference to Exhibit 99.14 of the Form 10QSB dated June 30, 2001).

10.39 Forbearance Agreement, dated August 14, 2001 by and between Intellect Capital Group, LLC and the (Incorporated by Reference to Exhibit 99.17 of Form 10QSB dated June 30, 2001).

10.40 Employment Agreement dated December 20, 2000 by and between Al Marco and the Registrant. (Incorporated by Reference to Exhibit 99.3 of the Registrant's Form 8-K/A filed March 5, 2001)

10.41 Employment Agreement dated December 20, 2000 by and between Ralph Roessler and the Registrant. (Incorporated by Reference to Exhibit
          99.4 of the Registrant's Form 8-K/A filed March 5, 2001)

10.42 Employment Agreement dated December 20, 2000 by and between Elizabeth Wenner and the Registrant. (Incorporated by Reference to Exhibit 99.5 of the Registrant's Form 8-K/A filed March 5, 2001).

21 Subsidiaries of the Company (Incorporated by Reference to Exhibit 21.1 of the Form 10-SB)

23.1      Consent of Independent Certified Public Accountants, BDO Seidman, LLP.

23.2      Consent of Manatt, Phelps, & Phillips, LLP (included in exhibit 5).

24        Power of Attorney (included on signature page)

99.1      Financial Statements of EVG. (Incorporated by Reference to Exhibit
          99.1 of the Registrant's Form 8-K/A filed March 5, 2001)

99.2 Unaudited Pro Forma Condensed Consolidated Financial Information. (Incorporated by Reference to Exhibit 99.2 of the Registrant's Form 8-K/A filed March 5, 2001)

99.3 Separation Agreement and General Release by and between Edward MacBeth and the Registrant. (Incorporated by Reference to Exhibit 99.12 of the Registrant's Form 10-KSB filed April 17, 2001.

99.4 Separation Agreement and General Release by and between Joe Harris and the Registrant. (Incorporated by Reference to Exhibit 99.12 of the Registrant's Form 10-KSB filed April 17, 2001.

99.5 Loan and Security Agreement, dated July 16, 2001, by and between Intellect Capital Group, LLC and the Registrant (Incorporated by Reference to Exhibit 99.14 of the Registrant's Form 10Q-SB filed August 14, 2001).

99.6 Promissory Note, dated July 16, 2001, by and between Intellect Capital Group, LLC and Registrant (Incorporated by Reference to Exhibit 99.15 of the Registrant's Form 10Q-SB filed August 14, 2001).


99.16 Market Access Program Marketing Agreement, dated July 27, 2001 by and between Madison Wall Worldwide, Inc. and Registrant (Incorporated by Reference of the Form 10QSB dated September 30, 2001).

99.17 Forbearance Agreement, dated August 14, 2001 by and between Intellect Capital Group, LLC and the Registrant (as filed with the 10QSB dated September 30, 2001)

99.18 Investment Banking Agreement, dated August 17, 2001 by and between vFinance Investments, Inc. and vFinance Capital L.C. and the Registrant (as filed with the 10QSB dated September 30, 2001).

99.19 Employment Agreement, dated November 5, 2001 by and between Eric Howard and Registrant (as filed with the 10QSB dated September 30,
          2001).
-----------------------------
*  FILED WITH THIS AMENDMENT.


          (b)  Reports  on  Form  8-K.

           A Report on Form 8-K was filed on January 4, 2001, and subsequently amended on March 5, 2001 pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 related to the December 20, 2000 acquisition of Extreme Velocity Group

SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, in the City of El Segundo, State of California, on January 16, 2002.

BRIGHTCUBE,  INC.

By: /s/ Al Marco
------------------------------------
Al  Marco
CEO


In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and on the dates stated.

SIGNATURE                    TITLE                           DATE
---------                    -----                           ----

 /s/ Al Marco                Chief  Executive               January 16, 2002
-------------------------    Officer,  Director
Al  Marco

 /s/ Eric Howard             Chief Financial Officer        January 16, 2002
-------------------------    (Principal  Financial  and
Eric  Howard                 Accounting  Officer)